SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2004


                                SYSCO CORPORATION
                                -----------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-06544                                        74-1648137
          -------                                        ----------
  (Commission File Number)                     (IRS Employer Identification No.)


                 1390 Enclave Parkway, Houston, Texas 77077-2099
                 -----------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 584-1390
                        --------------------------------
              (Registrant's telephone number, including area code)


                        --------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit Number        Description
          --------------        -----------

          99.1                 Press Release dated April 26, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information provided pursuant to this Item 12 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference in those filings of Sysco Corporation ("SYSCO") that provide for the incorporation of all reports and documents filed by SYSCO under the Exchange Act.

On April 26, 2004, SYSCO issued a press release announcing its results of operations for the third quarter ended March 27, 2004 of its fiscal year ending July 3, 2004. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated April 26, 2004, a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in SYSCO's Annual Report on Form 10-K for the fiscal year ended June 28, 2003 as filed with the Securities and Exchange Commission.





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYSCO CORPORATION


Date:  April 26, 2004                    By:      /s/ John K. Stubblefield, Jr.
       --------------                       ------------------------------------
                                         Name:    John K. Stubblefield, Jr.
                                         Title:   Executive Vice President,
                                                  Finance and Administration





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


                                  EXHIBIT INDEX



 Exhibit Number        Description                                         Page
 --------------        -----------                                         ----

 99.1                  Press Release dated April 26, 2004                     5



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